                           RESTRICTED STOCK AGREEMENT

      This RESTRICTED STOCK AGREEMENT ("Agreement") is made effective this 12th day of January, 2001, by and between UNIVERSAL MONEY CENTERS, INC., a Missouri corporation (the "Company"), and DAVID S. BONSAL (the "Employee");

      WITNESSETH:

     WHEREAS, the Company has determined that the interests of the Company and its shareholders will be promoted by providing certain key management employees of the Company with equity ownership opportunities based upon the continuing employment of such employees;

      WHEREAS, Employee is a key management employee of the Company;

      WHEREAS, Employee has provided valuable services to the Company, and the
Board of Directors has determined that the value of such services less the compensation paid or to be paid to Employee for such services exceeds the aggregate par value of the Common Stock of the Company to be issued pursuant to this Agreement; and

      WHEREAS, the Board of Directors of the Company has approved the issuance of shares of Common Stock to Employee under the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1.  Grant of Award. The Company hereby grants to the Employee an award of
50,000 shares of Common Stock, $.01 par value per share, of the Company (the
"Restricted Shares"), subject to the restrictions, terms and conditions set forth herein.

      2.  Restrictions. Except as otherwise provided herein, the Restricted
Shares shall be subject to forfeiture and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated by the Employee unless and until the Employee remains in the employ of the Company until the date or dates of release as provided herein (the "Release Dates").

      3.  Escrow. Certificates for the Restricted Shares shall be issued as soon as practicable in the name of the Employee and shall be deposited with and held in escrow by the Company as escrow agent. Upon issuance of such certificates,
(a) the Company shall give the Employee a receipt for the Restricted Shares held in escrow which will state that the Company holds such Restricted Shares in escrow for the account of the Employee, subject to the restrictions, terms and conditions of this Agreement, and (b) the Employee shall give the Company stock powers or other appropriate instrument of transfer for such Restricted Shares, duly endorsed in blank, which will be held in escrow for use in the event such
Restricted Shares are forfeited in whole or in part. Unless theretofore forfeited as provided herein, Restricted

Shares shall cease to be held in escrow and certificates for such shares shall be delivered to the Employee on the Release Dates as provided herein.

      4.  Release Dates. 12,500 Restricted Shares shall be released from escrow on March 31, 2001 if Employee remains employed by the Company on such date,
12,500 Restricted Shares shall be released from escrow on June 30, 2001 if
Employee remains employed by the Company on such date, 12,500 Restricted Shares shall be released from escrow on September 30, 2001 if Employee remains employed by the Company on such date, and 12,500 Restricted Shares shall be released from escrow on December 31, 2001 if Employee remains employed by the Company on such date. Each such date is referred to herein individually as a "Release Date" and collectively as the Release Date.

      5.  Termination of Employment.

          (a) If the Employee ceases to be an employee of the Company prior to any Release Date other than by reason of death or disability or termination by the Company without Cause (as hereinafter defined), all Restricted Shares then held in escrow shall be forfeited and returned to the Company on the date on which such termination of employment occurs.

          (b) If the Employee ceases to be an employee of the Company prior to any Release Date by reason of death or disability or termination by the Company without Cause (as hereinafter defined), the Restricted Shares then held in escrow shall be released from escrow and certificates representing the Shares released shall be delivered to the Employee and shall thereafter be subject to the provisions of Section 12 of this Agreement.

          (c) As used herein, the term "disability" means a condition that, in the judgment of the Board of Directors in its sole and exclusive discretion, has rendered the Employee completely and presumably permanently unable to perform the duties of Employee's regular occupation.

          (d) As used herein, termination for "Cause" means (1) conviction of
Employee for having committed a felony, (2) acts of dishonesty or moral turpitude by Employee which are materially detrimental and adverse to the
Company, (3) material breach of Employee's duty of loyalty or other fiduciary duties to the Company, (4) material failure by Employee to obey the lawful orders of the Board of Directors or (5) gross negligence or intentional misconduct by Employee in the performance of Employee's obligations hereunder.

      6.  Dividends and Other Distributions.

          (a) While the Restricted Shares are subject to the restrictions of
Section 2 and prior to any forfeiture thereof, any shares, securities or property, other than cash dividends, received by the Employee with respect to the Restricted Shares (or with respect to other securities held in escrow pursuant to this Section) shall be subject to the same restrictions, terms and conditions as are imposed upon the Restricted Shares under Section 2 and shall be deposited immediately in escrow with the Company by the Employee, with stock powers or other appropriate instruments of transfer endorsed in blank. While the
Restricted Shares are subject to

                                       2

the restrictions of Section 2 and prior to any forfeiture thereof, any cash dividends payable with respect to the Restricted Shares (or with respect to other securities held in escrow pursuant to this Section) (i) shall be deposited immediately in escrow with the Company by the Employee, (ii) shall earn interest from the date of deposit into escrow at a rate per annum equal to the Applicable
Federal Short-Term Rate (as hereinafter defined) and (iii) shall be subject to the same terms, conditions and restrictions as are imposed upon the Restricted
Shares under Section 2. The Applicable Federal Short-Term Rate shall mean the rate per annum equal to the then applicable Federal rate for short-term obligations compounding monthly, as determined by the United States Secretary of the Treasury.

          (b) Subject to the provisions of this Agreement, the Employee shall have with respect to the Restricted Shares all other rights of holders of Shares of the Company.

      7.  Powers of Company Not Affected. The existence of the Restricted
Shares shall not affect in any way the rights or powers of the Company or its directors or shareholders to make or authorize any combination, subdivision or reclassification of shares of Common Stock of the Company or any reorganization, merger, consolidation, arrangement, business combination, exchange of shares of
Common Stock of the Company, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or shares having rights or preferences equal, superior or affecting the Restricted Shares or the rights thereof, or any dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this
Agreement shall confer upon the Employee any right to continue in the employment of the Company, or interfere with or limit in any way the right of the Company to terminate the Employee's employment at any time.

      8.  Tax Offset Bonus.

          (a) Within thirty (30) days after receipt from the Employee of written notice of the Income Recognition Date (as defined below), the Company will pay to Employee in United States currency an amount equal to the Tax Amount
(as defined below). The Income Recognition Date shall be the date on which
Employee first recognizes income for the actual or constructive receipt of
Restricted Shares under the income tax laws of the United States or any state.
The Tax Amount shall equal the amount of income or other taxes incurred by
Employee by reason of the award of the Restricted Shares or as a result of the termination of the restrictions on such Restricted Shares (including any additional income recognized by Employee by reason of the Company's payment of the Tax Amount), taking into account any deduction or credit in one jurisdiction for payment of applicable taxes in another jurisdiction, such Tax Amount in no event to exceed forty percent (40%) of the income recognized by the Employee.
The Tax Amount shall not include any income or other taxes incurred by Employee by reason of any transfer of shares of Common Stock of the Company by Employee.
Payment of the Tax Amount by the Company shall be subject to the condition precedent that Employee provide such information, documentation or certification as the Company may reasonably request with respect to the Tax Amount. The Income
Recognition Date may occur as a result of an election by Employee to recognize income under the applicable income tax laws of a particular jurisdiction.

                                       3

          (b) The Company will pay or satisfy any withholding tax obligation of the Company incurred by reason of the award of the Restricted Shares or as a result of the termination of the restrictions on such Restricted Shares hereunder. The amount paid by the Company under this subsection (b) shall be credited against the Tax Amount and if such amount credited exceeds the Tax
Amount, Employee will promptly pay to the Company the amount of such excess.

      9.  Transfer of Employee's Rights. Except as expressly provided herein, the rights of the Employee under this Agreement may not be transferred or assigned by the Employee other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Employee only by the Employee.

      10. Interpretation by Board of Directors. The Employee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Board of Directors and that any interpretation by the Board of Directors of the terms of this Agreement and any determination made by the
Board of Directors under this Agreement may be made in the sole discretion of the Board of Directors and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among employees awarded Restricted Shares.

      11. Release of Claims. In consideration of the execution and delivery of this Agreement by the Company, Employee hereby releases the Company from any claim, damages, actions, litigation, penalties, costs arising out of or resulting from any promise or agreement or alleged promise or agreement of the
Company to pay or provide any compensation or make any other payment or delivery to the Employee prior to the date hereof, including without limitation any promise or agreement or alleged promise or agreement of the Company to issue or deliver any shares of capital stock of the Company to Employee, except for the agreements of the Company contained in this Agreement.

      12. Securities Representations of Employee. Employee acknowledges that the
Restricted Shares have not been registered under the 1933 Act or any other applicable law and are being issued in a transaction intended to be exempt from the registration requirements of the 1933 Act and any other applicable law.
Employee represents and warrants that: (i) Employee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment, (ii) Employee has been allowed free and full access to the properties, assets and records of the Company in order to make such investigation as Employee shall have desired of the affairs of the Company and the value of the Restricted Shares and (iii) Employee is acquiring the Shares for Employee's own account and for the purpose of investment and not with a view to the sale or distribution thereof. Employee acknowledges that the Restricted Shares released from escrow must be held indefinitely unless a subsequent disposition thereof is registered under applicable law or is exempt from registration. Employee agrees that Employee will not sell or otherwise dispose of the Restricted Shares released from escrow in the absence of an effective registration statement under applicable law or an exemption from such registration requirements. Employee acknowledges that by making payment for, or taking delivery of, any Restricted Shares pursuant to this Agreement, Employee

                                       4

shall be deemed to have reaffirmed each representation, warranty, acknowledgement and covenant contained in this Section.

      13. Stock Certificate Legend. Upon the initial issuance and upon the subsequent transfer of ownership of Restricted Shares to Employee on the transfer records of the Company, certificates representing ownership of the
Restricted Shares released from escrow shall have imprinted on them the following conspicuous legend:

           The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the laws of any state, and cannot be resold unless they are so registered or unless an exemption from registration is available.

      14. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) sent by express mail service that provides for confirmation of delivery, telecopy, telefax, or other electronic transmission to the extent receipt is confirmed, or (iii) sent by mail first class, postage prepaid, registered or certified mail and, if applicable, air mail. Notice if delivered personally shall be deemed to have been given on the date of delivery. Notice if sent by express mail service or by telecopy, telefax or other electronic transmission shall be deemed to have been given as of the date provided in the confirmation of delivery or transmission. Notice if mailed as provided above shall be deemed to have been given five days after the date such notice is deposited in the mail. Notice to Employee under (ii) or (iii) above shall be deemed to have been given as provided above if sent to the address of Employee listed in the Company's records, except that Employee may upon written notice to the Company change the address to which any such notice may be sent. In the case of notice to the Company, notice shall be provided to any senior officer or director of the Company, except that Employee may not provide such notice to himself.

      15. Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, distributees and successors of the parties hereto, except as otherwise specifically provided herein.

      16. Complete Agreement; Amendment. This Agreement contains the entire understanding and the full and complete agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, relating to the subject matter hereof. This Agreement may not be modified or amended except by a written agreement signed by the parties.

      17. Action by the Company. Any action taken by the Company pursuant to this Agreement, including but not limited to the waiver or exercise of any option granted herein, shall be binding on the Company only if such action is expressly approved or authorized by the Board of Directors.

      18. Severability.  The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this
Agreement, and the Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

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      19. Choice of Law.  This Agreement shall be construed and its provisions enforced and administered in accordance with the laws of the State of Missouri.

      20. Headings.  Headings included in this Agreement are for convenience only and are not intended to limit or expand the rights of the parties.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                               UNIVERSAL MONEY CENTERS, INC.

                               By:  /s/ David S. Bonsal
                                   -------------------------------------
                               Name:      David S. Bonsal
                                     -----------------------------------
                               Title:     Chief Executive Officer
                                      ----------------------------------

                               /s/ David S. Bonsal
                               -----------------------------------------
                                 David S. Bonsal